Income tax	12 Months Ended
Jun. 30, 2024
Income tax
Income tax

23. Income tax

The Group’s income tax has been calculated on the estimated taxable profit for each year at the rates prevailing in the respective tax jurisdictions. The subsidiaries of the Group in the jurisdictions where the Group operates are required to calculate their income taxes on a separate basis; thus, they are not permitted to compensate subsidiaries’ losses against subsidiaries income.

Tax modifications

The Argentine Tax Authority established through the resolution 5248/2022 an extraordinary compulsory payment in advance on account of the income tax payable in 3 monthly installments, for companies that meet any of the following requirements:

(i)

The amount of the tax determined from the affidavit corresponding to the fiscal period 2021 (closing between August and December 2021) or 2022 (closing between January and July 2022), as applicable, is equal to or greater than ARS 100 million.

(ii)	The amount of the tax result that arises from the affidavit, without applying the deduction of tax losses from previous years, is equal to or greater than ARS 300 million.

The compulsory payment in advance will be 25% of the base for calculating the advance if point 1 is met, or 15% of the tax result without taking into account losses from previous years if point 2 is met.

The aforementioned compulsory payment in advance cannot be offset with other tax-related credits and, furthermore, should not be taken into account when a request for reduction of advances is made.

The expiration of the first installment is in October 2022 for those of the fiscal period 2021 and April 2023 for those of the fiscal period 2022.

The companies paying the extraordinary payment on account were: IRSA, Futuros y Opciones. Com S.A; Amauta Agro S.A, FYO Acopio S.A, Panamerican Mall S.A, Fibesa S.A, Arcos del Gourmet S.A; all maturing after April 2023.

Regarding IRSA, an appeal was requested in each installment to AFIP and a precautionary measure in judicial court requesting the suspension of the effects of the resolution 5248/2022 since the payment of said advance would imply an excess of the tax obligation for the company.

Considering that the 2023 income tax affidavit was filed confirming that the tax advances were in excess of the tax obligation, the principal of those advances ceased to be claimed by the tax authorities. However, in August 2023, the AFIP demanded that IRSA pay compensatory interest. This demand was responded to with an appeal, arguing that RG 5248/22 is unconstitutional and, therefore, the claim for interest is logically invalid.

On July 8, 2024, Law 27.743 ‘Palliative and relevant tax measures’ was published. Article 8° of the law mentions the remission of interest under the payment facilities plan:

‘Article 8 - All compensatory and/or punitive interest corresponding to tax obligations (including ordinary and/or extraordinary advances or payments on account) cancelled prior to March 31, 2024, inclusive, shall be remitted as of right. This benefit of remission is not subject to the fulfilment of any condition or requirement other than the payment of the tax obligation prior to the aforementioned date. This remission includes compensatory and punitive interests that have been included in payment facility plans related to ordinary and/or extraordinary advances or payments on account that have been duly cancelled before March 31, 2024, inclusive. Said benefit of remission also applies when the ordinary and/or extraordinary advances or payments on account ceased or cease to be due, respectively, by virtue of the filing of tax returns that have been formalised prior to the entry into force of this regime, or by the corrective tax returns that must be filed by virtue of the regularisation established in this title’.

Therefore, the case for the claim for interest has has remained abstract and no claim by the tax authorities is due.

Submission of income tax presentation - IRSA

Dated November 15, 2021 IRSA CP hereinafter "the taxpayer", which has been absorbed by the Company according to what was detailed in the Note. 4.C to the Consolidated Financial Statements as of June 30, 2022, filed to the Argentine Tax Authority the income tax for the fiscal year ended June 30, 2021 applying the systemic and comprehensive inflation adjustment mechanism as detailed: restating tax amortizations according to articles 87 and 88; updating the computable cost of real estate acquired or built prior to July 1, 2018 and sold in this fiscal year under the terms of article 63; updating the loss of the fiscal period 2018, until the limit of the tax result of the exercise, following the methodology provided in article 25 and updating the costs of inventories as established in article 59, all articles mentioned belong to the income tax law (ordered text in 2019).

In the same sense, on November 16, 2022, IRSA filed to the Argentine Tax Authority the income tax for the fiscal year ended June 30, 2022, applying the same systematic and comprehensive inflation adjustment mechanism mentioned in the previous paragraph updating accumulated losses.

The non-application of the aforementioned mechanisms would have implied that the tax to be paid amounted to ARS 1,377 million in the fiscal year 2021 and ARS 11,892 million in the fiscal year 2022, in this way the effective rate to be paid would have consumed a substantial portion of the income obtained by the taxpayer exceeding the reasonable limit of taxation, being configured in the opinion of the taxpayer and his tax and legal advisors an assumption of confiscation, an assumption that at the date of issuance of these financial statements has not been validated or challenged by the Argentine Tax Authority or by higher courts. Together with the aforementioned income tax presentation, a multinote form was presented in which the application of the mechanisms was reported, arguing that the effective tax rate would represent a percentage that would exceed the reasonable limits of taxation, setting up a situation of confiscation, in violation of art. 17 of the National Constitution (according to doctrine of the judgment "Candy S.A. c/AFIP and another a/ protection action", judgment of 07/03/2009, Judgments 332:1571, and subsequent precedents).

The aforementioned legal doctrine of the national supreme court is fully applicable to the particular case of IRSA, since the application of the regulations that do not allow the application of the integral and systematic inflation adjustment would prevent, as happened in the "Candy case", recognizing the totality of the inflationary effect in its tax balance causing the company to pay taxes on fictitious income.

As of the date of issuance of these financial statements, there are new legal precedents in line with the Company's position and the "Candy" ruling mentioned above. In late October 2022, the Supreme Court of Justice of the Nation, in the case "Telefónica de Argentina S.A. and another v. EN - AFIP - DGI regarding the General Tax Directorate," upheld the opinion of the Attorney General of the Nation issued in the "Appeal No. 1, Telefónica de Argentina S.A. and Another v. EN-AFIP DGI regarding the General Tax Directorate," asserting the inadmissibility of a tax that, in its application, would be confiscatory for the taxpayer.

Considering the foregoing, IRSA's Board of Directors together with its legal and tax advisors re-evaluated during the fiscal year 2023 the accounting decision taken at the end of the previous fiscal year 2021, in light of the new elements of judgment, and concluded that all the existing evidence and, in particular, the last sentence of the Supreme Court of Justice of the Nation, mentioned in the previous paragraph, configure a position of favorability greater than a position of rejection in higher instances in the face of a possible controversy with the Argentine Tax Authority. For all the detailed reasons, they have decided, following the guidelines established by the IFRS, to reverse the provision for the aforementioned tax registered as of June 30, 2022 and 2021 for ARS 13,979 million (amount expressed in June 2023 currency), their provisioned interest accounted at the closing of the Annual Financial Statements for ARS 366 million (amount expressed in June 2023 currency) and register in the deferred income tax, the updating of the remaining losses, aligning the accounting treatment with the tax criteria duly presented.

In the same sense, IRSA made the provision for income tax for the year ended June 30, 2023 and 2024, applying the same systematic and comprehensive inflation adjustment criteria as the update of its accumulated losses.

Additionally, it is worth mentioning that the calculation of deferred tax for the current fiscal year includes the legal option provided in Article 195 of the Income Tax Law, which allows one-third of the tax inflation adjustment to be accounted for in this fiscal period and the remaining two-thirds to be allocated in equal parts over the next two immediate fiscal periods, provided that the requirement of certain investments in fixed assets is met in the following two fiscal periods.

The Group analyzes the recoverability of its deferred tax assets when there are events or changes in circumstances that imply a potential indication of revaluation or devaluation. The value in use is determined on the basis of projected tax cash flows.

The aforementioned cash flows are prepared based on estimates regarding the future behavior of certain variables that are sensitive in determining the recoverable value, among which are: (i) sales projections; (ii) expense projections; (iii) macroeconomic variables such as growth rates, inflation rates, exchange rates, among others.

The details of the Group’s income tax, is as follows:

	06.30.2024	06.30.2023	06.30.2022
Current income tax	(24,285)	53,850	(147,068)
Deferred income tax	86,157	216,330	131,235
Income tax (i)	61,872	270,180	(15,833)

(i)	Includes reversal of the income tax provision. See “Submission of income tax presentation”.

The statutory taxes rates in the countries where the Group operates for all of the years presented are:

Tax jurisdiction	Income tax rate
Argentina	25% - 35%
Brazil	25% - 34%
Uruguay	0% - 25%
Bolivia	25%
USA	0% - 21%
Bermudas	0%
Israel	23% - 24%

Below is a reconciliation between income tax expense and the tax calculated applying the current tax rate, applicable in the respective countries, to profit before taxes for years ended June 30, 2024, 2023 and 2022:

	06.30.2024	06.30.2023	06.30.2022
Tax calculated at the tax rates applicable to profit in the respective countries (i)	(4,642)	(7,073)	(152,621)
Permanent differences:
Tax inflation adjustment permanent difference	(88,263)	23,993	(132,116)
Share of profit/ (loss) of associates and joint ventures	23,295	13,015	(1,939)
Result from sale of participation in subsidiaries	(260)	11	(2,627)
Difference between provision and tax return (ii)	(18)	40,701	-
Fiscal transparency	(3,751)	(5,079)	(10,165)
Recovery of unrecognized tax loss carry-forwards	2,630	6,925	76,609
Non-taxable profit and non-deductible expenses	39,322	1,059	(1,609)
Others	(6,881)	4,068	3,354
Accounting Inflation adjustment permanent difference	100,440	192,560	205,281
Income tax from continuing operations	61,872	270,180	(15,833)

(i)

The applicable income tax rate was calculated based on the legal tax rates in the countries where the Group operates. As of June 30, 2024, 2023 and 2022, the tax rate in the Argentine Republic was 35%.

(ii)	Includes reversal of the income tax provision. See “Submission of income tax presentation”.

Deferred tax assets and liabilities of the Group as of June 30, 2024 and 2023 will be recovered as follows:

	06.30.2024	06.30.2023
Deferred income tax assets to be recovered after more than 12 months	74,082	43,714
Deferred income tax assets to be recovered within 12 months	29,635	29,847
Deferred income tax assets	103,717	73,561
Deferred income tax liabilities to be recovered after more than 12 months	(646,632)	(711,008)
Deferred income tax liabilities to be recovered within 12 months	(85,498)	(81,800)
Deferred income tax liabilities	(732,130)	(792,808)
Total deferred income tax liabilities, net	(628,413)	(719,247)

The movement in the deferred income tax assets and liabilities during the years ended June 30, 2024 and 2023, without taking into consideration the offsetting of balances within the same tax jurisdiction, is as follows:

	At the beginning	Currency translation adjustment	Charged to the Statement of Income	Revaluation surplus	At the end
June 30, 2024
Assets
Trade and other payables	20,751	-	(5,858)	-	14,893
Tax loss carry-forwards	32,509	(4,209)	35,506	-	63,806
Others	20,156	(2,122)	6,818	-	24,852
Borrowings	145	-	21	-	166
Subtotal assets	73,561	(6,331)	36,487	-	103,717
Liabilities
Investment properties and property, plant and equipment	(697,294)	10,319	108,442	(2,037)	(580,570)
Biological assets	(12,379)	83	(7,876)	-	(20,172)
Trade and other receivables	(3,994)	-	2,251	-	(1,743)
Investments	(9,675)	-	(3,221)	-	(12,896)
Intangible assets	(6,547)	-	(7,514)	-	(14,061)
Tax inflation adjustment	(39,011)	-	(36,678)	-	(75,689)
Inventories	(13,944)	2,832	(4,645)	-	(15,757)
Others	(9,964)	(189)	(1,089)	-	(11,242)
Subtotal liabilities	(792,808)	13,045	49,670	(2,037)	(732,130)
Liabilities, net	(719,247)	6,714	86,157	(2,037)	(628,413)
	At the beginning	Currency translation adjustment	Charged to the Statement of Income	Revaluation surplus	At the end
June 30, 2023
Assets
Trade and other payables	12,246	-	8,505	-	20,751
Tax loss carry-forwards	12,030	524	19,955	-	32,509
Others	18,955	1,123	78	-	20,156
Borrowings	1,367	-	(1,222)	-	145
Subtotal assets	44,598	1,647	27,316	-	73,561
Liabilities
Investment properties and property, plant and equipment	(810,782)	(4,432)	119,469	(1,549)	(697,294)
Biological assets	(21,753)	346	9,028	-	(12,379)
Trade and other receivables	(4,614)	-	620	-	(3,994)
Investments	(409)	-	(9,266)	-	(9,675)
Intangible assets	(5,447)	-	(1,100)	-	(6,547)
Tax inflation adjustment	(117,827)	-	78,816	-	(39,011)
Inventories	(10,254)	(959)	(2,731)	-	(13,944)
Others	(4,076)	(66)	(5,822)	-	(9,964)
Subtotal liabilities	(975,162)	(5,111)	189,014	(1,549)	(792,808)
Liabilities, net	(930,564)	(3,464)	216,330	(1,549)	(719,247)

Deferred income tax assets are recognized for tax loss carry-forwards to the extent that the realization of the related tax benefits through future taxable profits is probable. Tax loss carry-forwards may have expiration dates or may be permanently available for use by the Group depending on the tax jurisdiction where the tax loss carry forward is generated. Tax loss carry forwards in Argentina and Uruguay expire within 5 years, while in Israel they do not expire. Tax loss carry forward in Bolivia expire within 3 years Tax loss carry forwards in Brazil do not expire. However, in Brazil, the taxable profit for each year can only be reduced by tax losses up to a maximum of 30%.

As of June 30, 2024, the Group's recognized tax loss carry forward prescribed as follows:

Jurisdiction	06.30.2024	Date of generation	Due date
Argentina	155,360	2020	2025
Argentina	18,203	2021	2026
Argentina	11,402	2022	2027
Argentina	7,525	2023	2028
Argentina	10,491	2024	2029
Brazil	66,092	2019-2024	Do not expire
Total cumulative tax loss carry-forwards	269,073

The Group assesses the realizability of deferred income tax assets, by considering whether it is probable that some portion or all of the deferred income tax assets will not be realized. In order to make this assessment, Management considers the scheduled reversal of deferred income tax liabilities, projected business and tax planning strategies.

On this basis, it is estimated that as of June 30, 2024, all deferred tax assets and tax credits will be realized.

The Group did not recognize deferred income tax assets (tax loss carry forwards) of ARS 37,365 and ARS 100,670 as of June 30, 2024 and 2023, respectively. Although management estimates that the business will generate sufficient income, pursuant to IAS 12, management has determined that, as a result of the recent loss history and the lack of verifiable and objective evidence due to the subsidiary’s results of operations history, there is sufficient uncertainty as to the generation of sufficient income to be able to offset losses within a reasonable timeframe, therefore, no deferred tax asset is recognized in relation to these losses.